SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            THE REPUBLIC CORPORATION
                           --------------------------
                (Name of Registrant as Specified In Its Charter)

                       -----------------------------------
                     (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)   Title of each class of securities to whom transaction applies:
     (2)   Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
     (4)   Proposed maximum aggregate value of transaction: (5) Total fee paid:
* Set forth the amount on which the filing fee is calculated and state how it was determined.
|_|  Fee paid previously with preliminary materials.
|_|  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)   Amount Previously Paid:
     (2)   Form, Schedule or Registration Statement No.:
     (3)   Filing Party:
     (4)   Date Filed:

                            THE REPUBLIC CORPORATION
                                  5340 WESLAYAN
                                 P.O. BOX 270462
                              HOUSTON, TEXAS 77277


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 21, 2003

TO THE SHAREHOLDERS OF THE REPUBLIC CORPORATION:

     NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Shareholders of The Republic Corporation, a Texas Corporation (the "Company"), will be held on Thursday, August 21, 2003 at 9:30 a.m., Mountain Daylight Time, at The First National Bank in Trinidad, 100 East Main St., Trinidad, Colorado. At the meeting, stockholders will be asked to consider and vote upon:

     1. The election of three persons to serve as directors of the Company to hold office until their terms expire in 2004 or until their respective successors are elected;

     2. The ratification of the appointment of BKD, LLP as the Company's independent auditors for the current fiscal year; and

     3. Any other business as may properly come before the meeting or postponements or adjournments thereof.

     This Notice, the accompanying Proxy Statement and proxy card are first being sent to the stockholders of the Company on or about July 21, 2003.

                                          By order of the Board of Directors


                                          /S/ R. DEAN EISEMANN
                                          ------------------------------------
                                          R. Dean Eisemann
                                          Secretary

Houston, Texas
June 30, 2003

To assure your representation at the Annual Meeting, please sign, date, and return your proxy card in the enclosed envelope, whether or not you expect to attend in person. Stockholders who attend the meeting may revoke their proxies and vote in person.

                                 PROXY STATEMENT

     This proxy statement and enclosed form of proxy are being mailed to stockholders commencing July 21, 2003, and are solicited on behalf of the Board of Directors of the Company. All expenses incurred in preparation of this solicitation are to be paid by the Company.

     Proxy forms should be completed and returned by mail or personal delivery to 5340 Weslayan, P.O. Box 270462, Houston, Texas 77277 as soon as possible in advance of the date of the annual meeting of the stockholders, August 21, 2003. If a proxy is received with no specifications, the shares represented by that proxy will be voted FOR those proposals left blank. If you choose to revoke your proxy, you may do so at any time prior to its exercise by submitting a later dated proxy or by personally appearing and casting your votes.

     Only holders of Common Stock of record on the books of the Company at the close of business on June 30, 2003, will be entitled to vote at the meeting. On that date, there were 333,725 shares of Common Stock of the Company outstanding, the holders of which, or their proxies, are entitled to one vote per share. Common Stock is the only class of stock issued by the Company. Cumulative voting for election of directors is not permitted. A quorum necessary for the conduct of business at the meeting will exist if a majority of the shares entitled to vote are represented at the meeting either in person or by proxy. Directors will be elected by a plurality of the votes cast at the meeting. An affirmative vote of a majority of the votes cast, including those who indicate FOR, AGAINST or ABSTAIN, will be necessary for the ratification of the appointment of the independent auditor.

                              ELECTION OF DIRECTORS

     The Board of Directors has nominated for election the following three directors who have all agreed to serve as directors of the Company for the ensuing year. Each of the nominees is currently a director of the Company.

                            TERM OF           PRINCIPAL OCCUPATIONS
NAME AND TITLE         AGE  OFFICE            FOR THE LAST FIVE YEARS
-----------------      ---  ------        ------------------------------
Catherine G. Eisemann  76   39 Years    Catherine G. Eisemann has been
                                        director of The Republic
                                        Corporation for 39 years. Mrs.
                                        Eisemann was elected President of
                                        The Republic Corporation and began
                                        serving December 11, 1981.

J.E. Eisemann, IV      55   26 Years    J.E. Eisemann, IV has served as a
                                        Director on The Republic
                                        Corporation Board for 26 years.
                                        Mr. Eisemann has been the Vice
                                        President and Director of the
                                        Subsidiary Bank for approximately
                                        25 years.  Mr. Eisemann has served
                                        as Chief Executive Officer and
                                        Chief Financial Officer of  The
                                        Republic Corporation and Chairman
                                        of the Board of the Subsidiary
                                        Bank for approximately 21 years.

Roger Dean Eisemann    48   20 Years    Roger Dean Eisemann was elected
                                        Secretary and began serving as a
                                        director of The Republic
                                        Corporation in July, 1982.

     The following schedule reflects security ownership of persons who are (1) beneficial owners of more than 5% of any class of voting securities of The Republic Corporation, (2) each of the Company's directors, and (3) all directors and executive officers of the Company as a group.

                                        AMOUNT AND NATURE
                                         OF BENEFICIAL
NAME OF PERSON          TITLE OF CLASS    OWNERSHIP (1)     PERCENT OF CLASS
--------------          --------------  ------------------  ----------------

Catherine G. Eisemann   Common Stock        193,702            58.0424
3350 McCue, #904
Houston, Texas 77056

Mr. J.E. Eisemann, IV   Common Stock          8,700             2.6069
1103 Victoria Square
Trinidad, Colorado
81082

Mr. R. Dean Eisemann    Common Stock          6,500             1.9477
3738 Ella Lee Lane
Houston, Texas 77027

All directors and       Common Stock        208,902 (2)        62.5970
executive officers
as a group

(1) Beneficial ownership in accordance with Securities and Exchange Commission rules, which generally attribute beneficial ownership to persons who possess sale or shared voting and for investment power with respect to those securities.

(2) Shares of The Republic Corporation have not been pledged by the officers or directors of the corporation. All of the above named directors own 100 shares each of the subsidiary bank stock as directors' qualifying shares.

Catherine Eisemann is the only shareholder who owns more than 5% of the outstanding shares of the Common Stock of the Company.

      Due to relatively small number of directors on the Board, the Company has no standing audit, nominating and compensation committees. The entire Board serves the functions of those committees.

      There was one meeting of the Board of Directors during 2002, and it was attended by all three directors listed above. There is a family relationship between the directors and the executive officers of the Company.

                EXECUTIVE COMPENSATION SUMMARY COMPENSATION TABLE

                              ANNUAL COMPENSATION                   AWARDS                      PAYOUTS
                        --------------------------------   -----------------------      -------------------------
NAME AND                                                   RESTRICTED       STOCK                         ALL
PRINCIPAL                                                    STOCK         OPTIONS        LTIP           OTHER
POSITION                 YEAR      SALARY       BONUS        AWARDS        SARs(F)      PAYOUTS(S)   COMPENSATION
--------                 ----      ------       -----        ------        ------       ----------   ------------
J.E. Eisemann, IV,       2002     $85,773(1)   $3,735(2)      -0-            -0-           -0-            -0-
Chief Executive          2001      83,573(1)    5,438(2)      -0-            -0-           -0-            -0-
Officer and Chief        2000      80,073(1)    3,450(2)      -0-            -0-           -0-            -0-
Financial Officer
of the Company,
Chairman of the Board
& Vice President of
the Subsidiary Bank

Catherine Eisemann,      2002     $30,000         -0-         -0-            -0-           -0-            -0-
President of the         2001      30,000         -0-         -0-            -0-           -0-            -0-
Company                  2000      30,000         -0-         -0-            -0-           -0-            -0-

(1) Includes amounts deferred under Section 401(K) of the Internal Revenue Code. Amounts deferred by Mr. Eisemann were $10,066 in 2000, $10,422 in 2001 and $11,205 in 2002.

(2) Includes amounts deferred under Section 401(K) of the Internal Revenue Code. Amounts deferred by Mr. Eisemann were $434 in 2000, $0 in 2001 and $560 in 2002.

                     STOCK OPTION/SAR GRANTS IN 2002 - NONE
   AGGREGATED STOCK OPTION/SAR EXERCISES IN 2002 AND OPTION/SAR VALUES AS OF
                            DECEMBER 31, 2002 - NONE
                LONG-TERM INCENTIVE PLANS - AWARDS IN 2002 - NONE
                            COMPENSATION OF DIRECTORS
             Director Fees are not paid to directors of the Company.
                     EMPLOYMENT CONTRACTS AND TERMINATION OF
                         EMPLOYMENT ARRANGEMENTS - NONE
                   REPORT ON REPRICING OF OPTIONS/SARS - NONE


                        DIRECTOR AND OFFICER TRANSACTIONS

     Officers and directors of the Company occasionally borrow from the Subsidiary Bank. Such borrowings are always made on the same terms as a similar transaction consummated with an outside customer and present no more than a normal risk of collectability. At December 31, 2002 there were no loans owed to the Subsidiary Bank by directors and executive officers of the Company.

                              INDEPENDENT AUDITORS

     The external auditor which will be recommended to shareholders at the Annual Meeting of Shareholders is BKD, LLP ("BKD"). This firm is a new external auditor for the Company. The previous external auditor, Dixon, Waller & Co., Inc. ("Dixon"), announced to the Company on March 28, 2003 that it declined to stand for re-election. The Company's Board of Directors accepted Dixon's decision declining to stand. The reports of Dixon on the Company's financial statements for the fiscal years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years, and subsequent interim period through March 25, 2003, there were no disagreements with Dixon on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Dixon, would have caused it to make reference to such disagreements in its reports, nor were there any reportable events as defined in Regulation S-K, Item 304(a)(1)(v).

     The Company has requested Dixon to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter is filed as APPENDIX A to this Proxy Statement.

     Effective March 31, 2003 the Company engaged BKD as it's independent auditor. During the Company's two most recent fiscal years and subsequent interim period before engaging BKD, the Company did not consult BKD regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or any matter that was either the subject of a disagreement, or of a reportable event as defined in Regulation S-K, Item 304
(a)(1)(v).

     Representatives of BKD, together with representatives of the former external auditor, Dixon, Waller & Co., will be present at the annual meeting to respond to appropriate questions and to make a statement if they so desire.

     The Company, and its subsidiary, paid the former external auditor, DIXON, WALLER & CO., the following fees for services pertaining to the year ended December 31, 2002:

            -Audit Fees                                           $15,200
            -Financial Information Systems Design and
             Implementation Fees                                      -0-
            -All Other Fees                                       $13,880
                                                                  -------
                                                      Total       $29,080

     The Board has considered the level of non-audit services provided by the auditor in its determination of auditor independence.

                                 OTHER BUSINESS

     No action is presently scheduled to be taken with respect to the following topics:

          -Bonus, Profit sharing and other remuneration plans
          -Pension and retirement plans
          -Options, warrants or rights
          -Authorization or issuance of securities otherwise that for exchange -Modifications or exchange of securities
          -Mergers, consolidations, acquisitions and similar matters -Acquisition or disposition of property
          -Restatement of accounts
          -Action with respect to reports
          -Amendment of charter; bylaws or other documents

                           2004 SHAREHOLDER PROPOSALS

     To be eligible for inclusion in The Company's proxy statement for the 2004 Annual Meeting of the Shareholders, shareholder proposals must be received on or before June 30, 2004.

APPENDIX A



DIXON, WALLER & CO., INC.                      CERTIFIED PUBLIC ACCOUNTANTS

164 E. MAIN                                               130 N. SECOND ST.
TRINIDAD, COLORADO 81082                            RATON, NEW MEXICO 87740
(719) 846-9241 - FAX (719) 846-3352                          (505) 445-5594




June 08, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

RE:  Republic Corporation

We have read the statements that The Republic Corporation will include in its proxy statement for the 2003 Annual Meeting of Shareholders regarding its change in independent auditors. We agree with the statements regarding our firm.

/s/ Dixon, Waller & Co., Inc.
-----------------------------------
    Dixon, Waller & Co., Inc.

                            THE REPUBLIC CORPORATION

                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -
                       SOLICITED BY THE BOARD OF DIRECTORS


     The undersigned hereby appoints J.E. Eisemann and Catherine G. Eisemann, and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of common stock of The Republic Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders of said corporation to be held at The First National Bank in Trinidad, 100 E. Main St., Trinidad, Colorado 81082, on Thursday, August 21, 2003, at 9:30 A.M. Mountain Daylight Savings time, and at any adjournment thereof (1) as herein after specified upon the proposals listed below and as more particularly described in the Company proxy statement, receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting.

A VOTE FOR THE FOLLOWING PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS:

1.   ELECTION OF THE DIRECTORS PROPOSED IN THE ACCOMPANYING PROXY STATEMENT.


FOR all nominees listed below      |_|          WITHHOLD AUTHORITY       |_|
(except as marked to the contrary below)        to vote for all nominees
                                                listed below
(Instruction: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

Catherine G. Eisemann, J.E. Eisemann, IV and Roger Dean Eisemann

2. APPROVAL OF THE INDEPENDENT PUBLIC ACCOUNTANT DESIGNATED IN THE ACCOMPANYING PROXY STATEMENT.

FOR  |_|                     AGAINST  |_|                      ABSTAIN  |_|

The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR those proposals left blank.

                                          Dated                          , 2003
                                                -------------------------
                                                  (Be sure to date Proxy)



                                   ---------------------------------------------

------------------------           ---------------------------------------------
Number of shares
                                                Signature(s)
                                   (Please sign your name exactly as it
                                   appears on your stock certificate. When
                                   signing as attorney, executor,
                                   administrator, trustee or guardian, please give full title. All joint owners must sign.)